SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 29, 2016

AXIM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18 E 50th St 5th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 751-0001

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

On June 29, 2016, our Chief Executive Officer appointed Robert Malasek as the Company’s Chief Financial Officer and Secretary.

Mr. Malasek’s experience includes serving as the Assistant Controller for Starwood Hotel & Resorts Worldwide, Inc., Controller for Pacific Crest Equity Partners (a private equity company), and Chief Financial Officer for NatureWell, Inc.  From 2011 to 2015, Robert served as the Chief Financial Officer, Secretary, Treasurer and a Director of Liberty Coal Energy Corp.  Since 2015, Robert has served as the Chief Financial Officer of Cannalink, Inc.  Robert received his Bachelor of Science in Accountancy from San Diego State University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM BIOTECHNOLOGIES, INC.

Dated: August 19, 2016	By:	/s/ Dr. George E. Anastassov
Name: Dr. George E. Anastassov
Chief Executive Officer